================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported) June 6, 2005

                            MICHAEL BAKER CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                  Pennsylvania
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                   1-6627                              25-0927646
          ------------------------           ---------------------------------
          (Commission File Number)           (IRS Employer Identification No.)

              100 Airside Drive
         Moon Township, Pennsylvania                       15108
  ----------------------------------------               ----------
  (Address of Principal Executive Offices)               (Zip Code)

                                 (412) 269-6300
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

                            SECTION 8 - OTHER EVENTS

ITEM 8.01.  OTHER EVENTS.

On June 6, 2005, Michael Baker Corporation announced that it will reactivate immediately its share repurchase program, having approximately 585,300 shares available for repurchase under previous authorizations by its Board of Directors. A copy of Michael Baker's press release is attached hereto as Exhibit
99.1 and is incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

The following exhibit is filed with this report on Form 8-K:

Exhibit No.     Description
-----------     ----------------------------------------------------------------
99.1            Press release dated June 6, 2005 regarding the matter referenced in Item 8.01.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MICHAEL BAKER CORPORATION

                                               By:  /s/  William P. Mooney
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer

Date:  June 8, 2005